Deposits	12 Months Ended
Mar. 31, 2022
Deposits [Abstract]
Deposits	DEPOSITS
At March 31, 2021 and 2022, the aggregate amount of time deposit accounts (including CDs) in denominations that meet or exceed the insured limit were ¥54,110,025 million and ¥54,819,050 million, respectively. These time deposits included domestic time deposits in denominations that meet or exceed the limit stipulated by the Deposit Insurance Act in Japan, which is ¥10 million, and foreign time deposits in denominations that meet or exceed any country-specific insurance fund limit. Previously, time deposits, including CDs, issued in amounts of ¥10 million or more with respect to domestic deposits and U.S.$100,000 or more with respect to foreign deposits were disclosed and, therefore, the amount at March 31, 2021 was changed to align with the current year disclosure.
The maturity information at March 31, 2022 for domestic and foreign time deposits, including CDs, is summarized as follows:

	Domestic	Foreign
	(in millions)
Due in one year or less	¥31,917,457	¥24,814,801
Due after one year through two years	4,230,918	210,799
Due after two years through three years	2,456,467	125,802
Due after three years through four years	604,082	89,178
Due after four years through five years	503,677	41,565
Due after five years	750,898	60,812
Total	¥40,463,499	¥25,342,957